UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2019

BlackLine, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21300 Victory Boulevard, 12th Floor

Woodland Hills, CA 91367

(Address of principal executive offices, including zip code)

(818) 223-9008

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BL	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2019 annual meeting of stockholders (the “Annual Meeting”) of BlackLine, Inc. (the “Company”) was held on May 8, 2019. The annual meeting was a virtual meeting held over the Internet. Present at the Annual Meeting in person or by proxy were holders of 51,726,684 shares of the Company’s common stock, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below:

Proposal 1: Election of Class III Directors

Nominee:	For:	Withheld:	Broker Non-Votes
John Brennan	35,472,358	12,520,877	3,733,449
William Griffith	36,574,459	11,418,776	3,733,449
Graham Smith	36,575,571	11,417,664	3,733,449
Mika Yamamoto	47,874,920	118,315	3,733,449

Based on the votes set forth above, each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019

For:	Against:	Abstain:
51,719,862	2,868	3,954

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Proposal 3: Advisory Non-Binding Vote on Named Executive Officer Compensation

For:	Against:	Abstain:	Broker Non-Votes
47,463,417	517,078	12,740	3,733,449

The stockholders approved the compensation of the Company’s named executive officers.

Proposal 4: Advisory Non-Binding Vote on Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

One Year:	Two Years	Three Years	Abstained	Broker Non-Votes
46,880,282	13,643	1,020,396	78,914	3,733,449

In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding an advisory vote to approve named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackLine, Inc.

By:	/s/ Karole Morgan-Prager
Name:	Karole Morgan-Prager
Title:	Chief Legal and Administrative Officer

Date: May 14, 2019